MAINSTAY VP FUNDS TRUST

MainStay VP Cushing Renaissance Advantage Portfolio

(the “Portfolio”)

Supplement dated December 13, 2019 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2019, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

At meetings held on December 10-11, 2019, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) terminating Cushing Asset Management, LP (“Cushing”) as the Portfolio’s subadvisor; (ii) appointing of CBRE Clarion Securities LLC (“CBRE Clarion”) as the Portfolio’s subadvisor, and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Portfolio’s name; (iv) modifying the Portfolio’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (v) changing the Portfolio’s fundamental investment restriction related to industry concentration, subject to shareholder approval; (vi) reducing the management fee and adding expense caps; (vii) changing the Portfolio’s primary benchmark; and (viii) filing of proxy materials. All of these changes to the Portfolio are expected to become effective on or about February 28, 2020, if shareholders of the Portfolio approve items (ii) and (v) above (the “Proposals”) prior to that date.

As a result, effective on or about February 28, 2020, the following changes will be made to the Summary Prospectus and Prospectus, if shareholders approve the Proposals:

1.	Name Change. The name of the Portfolio is changed to MainStay VP CBRE Global Infrastructure Portfolio.

2.	Fees and Expenses of the Portfolio. The Portfolio’s fees and expenses table and example table are deleted in their entirety and replaced with the following, which have been restated to reflect a reduction in the management fee and addition of a expense cap of the Portfolio:

	Initial	Service
	Class	Class
Annual Portfolio Operating Expenses
(fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio's average daily net assets)[1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses	0.43%	0.43%
Total Annual Portfolio Operating Expenses	1.28%	1.53%
Waiver/Reimbursement[2]	(0.33)%	(0.33)%
Total Annual Portfolio Operating Expenses After Waivers/ Reimbursement[2]	0.95%	1.20%
1.	Restated to reflect current management fees. The management fees are as follows: 1.10% on assets up to $500 million and 1.05% on assets over $500 million.
2.	New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.95% and 1.20%, respectively of average daily net assets. This agreement will remain in effect until May 1, 2021, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio.

	1 Year	3 Years	5 Years	10 Years
Initial Class	$97	$373	$671	$1,516
Service Class	$122	$451	$803	$1,795

3.	Principal Investment Strategies. The principal investment strategies section of the Portfolio’s Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus borrowings for investment purposes) in securities issued by infrastructure companies. The Portfolio expects to invest primarily in equity securities of companies located in a number of different countries, including the United States.

Under normal market conditions, the Portfolio will invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries. The Portfolio’s Subadvisor, CBRE Clarion Securities LLC, defines an infrastructure company as a company that derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, the ownership, management, development, construction, renovation, enhancement, or operation of infrastructure assets or the provision of services to companies engaged in such activities. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, railroads, airports, and seaports), utility assets (such as electric transmission and distribution lines, gas distribution pipelines, water pipelines and treatment facilities, and sewer facilities), energy assets (such as oil and gas pipelines, storage facilities, and other facilities used for gathering, processing, or transporting hydrocarbon products as well as contracted renewable power assets), and communications assets (such as communications towers, data centers, fiber networks, and satellites).

Under normal circumstances, the Portfolio invests primarily in common stock, but may also invest in other equity securities including preferred stocks, convertible securities, rights or warrants to buy common stocks, and depositary receipts with characteristics similar to common stock. The Portfolio may also invest up to 25% of its net assets in master limited partnerships.

The Portfolio may invest up to 30% of its assets in securities of companies located or doing business in emerging markets. The Portfolio’s investments may be denominated in U.S. dollars, non-U.S. currencies, or multinational currency units. The Portfolio may hedge its currency exposure to securities denominated in non-U.S. currencies. The Portfolio may invest in securities of companies of any market size.

The Portfolio may invest in other investment companies, including exchange-traded funds.

Under normal market conditions, the Portfolio will invest a significant amount of its net assets (at least 40%, unless the Subadvisor deems market conditions to be unfavorable, in which case the Portfolio will invest at least 30%) in foreign securities. Generally, foreign securities are issued by companies organized outside the United States or that trade primarily in non-U.S. securities markets. The Portfolio will normally invest in companies located in at least three countries outside of the United States.

Investment Process: The Subadvisor uses a multi-step investment process for constructing the Portfolio’s investment portfolio that combines top-down geographic region and infrastructure sector allocation with bottom-up individual stock selection. The Subadvisor first selects infrastructure sectors in certain geographic regions in which to invest, and determines the degree of representation in the portfolio of such sectors and regions, through a systematic evaluation of the regulatory environment and economic outlook, capital market trends, macroeconomic conditions, and the relative value of infrastructure sectors. The Subadvisor then uses an in-house valuation process to identify infrastructure companies whose risk-adjusted returns it believes are compelling relative to their peers. The Subadvisor’s in-house valuation process examines several factors, including the company’s management and strategy, the stability and growth potential of cash flows and dividends, the location of the company’s assets, the regulatory environment in which the company operates and the company’s capital structure.

The Subadvisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

4.	Principal Risks. The “Principal Risks” section of the Summary Prospectus and Prospectus entitled is revised as follows:

a.	The following risks are added:

i.	Infrastructure Investment Risk: The Portfolio’s investments in infrastructure-related securities will expose the Portfolio to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.

ii.	Rights and Warrants Risk: Rights and warrants may provide a greater potential for profit or loss than an equivalent investment in the underlying securities. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

iii.	Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

iv.	Master Limited Partnership Risk: MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

v.	Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

vi.	Investments in Other Investment Companies Risk: The Portfolio's investment in another investment company may subject the Portfolio indirectly to the risks of that investment company. The Portfolio also will bear its share of the underlying investment company's fees and expenses, which are in addition to the Portfolio's own fees and expenses.

vii.	Exchange-Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio's investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

viii.	Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities.

b.	The risks entitled “Market Risk,” “Portfolio Management Risk,” “Equity Securities Risk” and “Foreign Securities Risk” and “Concentration Risk” are deleted in their entirety and replaced with the following:

Market Risk: The value of the Portfolio's investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio's shares.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during periods in which the Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. The quantitative model used by the Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain assumptions in construction and implementation that may adversely affect the Portfolio’s performance. There may also be technical issues with the construction and implementation of quantitative models (for example, software or other technology malfunctions, or programming inaccuracies). In addition, the Portfolio’s performance will reflect, in part, the Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Portfolio 's holdings.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets and less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio's investments in foreign securities. Foreign securities may also subject the Portfolio's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Portfolio may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risks.

Concentration Risk: Because the Portfolio concentrates its investments in the securities of issuers conducting their business activities in the infrastructure group of industries, the Portfolio may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Portfolio is particularly susceptible to financial, economic, political, or market events, as well as government regulation, impacting the infrastructure group of industries, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. The Portfolio is subject to the risk that: (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries.

c.	The risks entitled “Common Stock Risk”, “Energy Companies Risk”, “Industry Specific Risk”, “Cash Flow Risk”, “MLP Structure Risk”, “Tax Risks”, “Debt Securities Risk”, and “High-Yield Securities Risk” are deleted.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus entitled is revised as follows:

a.	The first two paragraphs are deleted in their entirety and replaced with the following:

The following bar chart and table indicate some of the risks of investing in the Portfolio. The bar chart shows you how the Portfolio's calendar year performance has varied over time. The average annual total returns table shows how the Portfolio’s average annual total returns compare to those of two broad-based securities market indices. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The Portfolio has selected the FTSE Global Core Infrastructure 50/50 Index as its primary benchmark as a replacement for the Standard & Poor’s 500® Index (“S&P 500® Index”) because it believes that the FTSE Global Core Infrastructure 50/50 Index is more reflective of its current investment style. The FTSE Global Core Infrastructure 50/50 Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio replaced its subadvisor and modified its principal investment strategies as of February 28, 2020. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

b.	The Average Annual Total Returns table is deleted and replaced with the following:

Average Annual Total Returns (for the periods ended December 31, 2018

	Inception	1 Year	Since Inception
Initial Class	5/1/2015	-27.69%	-6.94%
Service Class	5/1/2015	-27.87%	-7.16%
FTSE Global Core Infrastructure 50/50 Index (reflects no deductions for fees, expenses, or taxes)		-3.99%	-3.62%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		-4.38%	7.36%

6.	Management. The “Management” section of the Summary Prospectus and Prospectus entitled is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. CBRE Clarion Securities LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for the day-to-day portfolio management of the Portfolio.

Subadvisor	Portfolio Manager	Portfolio Service Date
CBRE Clarion Securities, LLC	T. Ritson Ferguson, CEO and Co-CIO Real Estate Securities Division	Since February 2020
	Jeremy Anagnos, CIO Infrastructure	Since February 2020
	Daniel Foley, CFA	Since February 2020
	Hinds Howard	Since February 2020

7.	More About Investment Strategies and Risks. The section of the Prospectus entitled “More About Investment Strategies and Risks” is revised as follows:

a.	The following risks are added:

Infrastructure Industry Risk

The MainStay VP CBRE Global Infrastructure Portfolio has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of infrastructure-related securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns.

Specific infrastructure assets in which the Portfolio invests may be subject to the following additional risks:

•	Communication infrastructure companies are subject to risks involving changes in government regulation, competition, dependency on patent protection, equipment incompatibility, changing consumer preferences, technological obsolescence and large capital expenditures and debt burdens.

•	Energy infrastructure companies are subject to adverse changes in fuel prices, the effects of energy conservation policies and other risks, such as increased regulation, negative effects of economic slowdowns, reduced demand, cleanup and litigation costs as a result of environmental damage, changing and international politics and regulatory policies of various governments. Natural disasters or terrorist attacks damaging sources of energy supplies will also negatively impact energy companies.

•	Social infrastructure companies are subject to government regulation and the costs of compliance with such regulations and delays or failures in receiving required regulatory approvals. The enactment of new or additional regulatory requirements may negatively affect the business of a social infrastructure company.

•	Transportation infrastructure companies can be significantly affected by economic changes, fuel prices, labor relations, insurance costs and government regulations. Transportation infrastructure companies will also be negatively impacted by natural disasters or terrorist attacks.

•	Utility company revenues and costs are subject to regulation by states and other regulators. Regulatory authorities also may restrict a company’s access to new markets. Utilities companies may incur unexpected increases in fuel and other operating costs. Utilities are also subject to considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation.

Master Limited Partnerships ("MLPs")

Certain Portfolios may invest no more than 25% of their total assets in MLPs that are qualified publicly traded partnerships under the Internal Revenue Code. MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investments in MLPs carry many of the risks inherent in investing in a partnership. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP. Limited partners may also have more limited control and limited rights to vote on matters affecting the MLP.

The anticipated benefits to be derived from a Portfolio’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to entity-level U.S. federal income tax (as well as state and local taxes) on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Portfolio was treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Portfolio and lower income earned by the Portfolio. To the extent a distribution received by a Portfolio from an MLP equity security is treated as a return of capital, the Portfolio’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Portfolio for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require a Portfolio to restate the character of distributions made by the Portfolio as well as amend any previously issued shareholder tax reporting information.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors of the economy could have an adverse impact on a Portfolio invested in MLPs.

At times, the performance of securities of companies in these sectors of the economy may lag the performance of other sectors or the broader market as a whole.

b.	The “Energy Companies Risk and Industry Specific Risk”, “Energy Concentration Risk”, “MLPs and Companies in the Energy Sector”, “MLPs and Other Natural Resources Sector Companies” and “MLP Structure Risk” are deleted in their entirety.

c.	The section entitled “Additional Information About the Strategies of the MainStay VP Cushing Renaissance Advantage Portfolio” is deleted in its entirety.

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of CBRE Clarion is added and the existing description of Cushing is deleted:

CBRE Clarion Securities, LLC (“CBRE Clarion”) is an SEC-registered investment advisor which specializes in managing portfolios of real asset securities, including listed real estate and infrastructure, for institutional clients. The firm traces its history to Audit Investments, an investment advisor founded in 1969. The present-day firm was founded in 1992 as Campbell-Radnor Advisors, continuing Audit’s investment advisory business. In 2011, the firm was acquired by CBRE Group, Inc. (“CBRE”), the world’s largest commercial real estate services and investment firm, with 2018 revenues of $21.3 billion and more than 90,000 employees (excluding affiliate offices). CBRE Clarion is the listed securities investment management arm of CBRE Global Investors, a global real asset investment management business line within CBRE’s Real Estate Investments segment that sponsors investment programs in real estate, infrastructure, and private equity across the risk/reward spectrum. As of September 30, 2019, CBRE Clarion managed approximately $8 billion in discretionary client assets for approximately 60 client accounts. CBRE Clarion’s main office is located at 201 King of Prussia Road; Radnor, Pennsylvania 19087.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biographies for Jeremy Anagnos, T. Ritson Ferguson, Daniel Foley and Hinds Howard, and delete the biographies for Jerry V. Swank, Matthew A. Lemme and Saket Kumar. Any and all references to Messrs. Swank, Lemme and Kumar are deleted in their entirety.

Jeremy Anagnos, CFA	Mr. Anagnos has managed the MainStay VP CBRE Global Infrastructure Portfolio since February 2020. He is currently the CIO for the Infrastructure and a member of the CBRE Clarion Management and Global Investment Policy Committee. Prior to joining CBRE Clarion Securities LLC in 2011, he served as Co-Chief Investment Officer of CB Richard Ellis Investors’ Securities Team responsible for portfolio management of global real estate securities separate accounts and funds. Mr. Anagnos was a founder of the securities group at CBRE and assisted in raising over $3 billion in assets as well as overseeing the global 28 member investment and operations team. During his career, he has worked in various management and research positions in the real estate industry with LaSalle Investment Management in Baltimore/Amsterdam and Deutsche Bank in London. Mr. Anagnos has over 24 years of real asset investment management experience. He has a B.S. from Boston College and he is a Chartered Financial Analyst® (“CFA®”) charterholder.

T. Ritson Ferguson, CFA	Mr. Ferguson has managed the MainStay VP CBRE Global Infrastructure Portfolio since February 2020. He joined CBRE Clarion Securities predecessor firm in 1992. He is CEO and Co-CIO of the firm’s real estate securities division, CBRE Clarion Securities. Prior to joining CBRE Clarion, Mr. Ferguson was on the global management committee of ING Real Estate Investment Management. He was also one of the founding principals who formed the predecessor entity to CBRE Clarion Securities. Earlier in his real estate career, Mr. Ferguson worked at K.S. Sweet Associates and Trammell Crow Company. He was also a consultant at Bain & Company and a Captain in the U.S. Air Force. Mr. Ferguson began his real estate career in 1986. He has an M.B.A. from the University of Pennsylvania’s Wharton School of Business and a B.S. from Duke University. He is also a CFA® charterholder.
Daniel Foley, CFA	Mr. Foley has managed the MainStay VP CBRE Global Infrastructure Portfolio since February 2020. He joined CBRE Clarion Securities in 2006, and has over 13 years of financial industry experience. In his tenure with CBRE Clarion Securities and its predecessor firm, Mr. Foley has gained extensive, multi-disciplined experience evaluating real asset securities spanning developed and emerging markets across the globe. During his long tenure with the firm, he has covered wide-ranging business models. Mr. Foley has an M.B.A. from Villanova University and a B.S. from Drexel University. He is also a CFA® charterholder.
Hinds Howard	Mr. Howard has managed the MainStay VP CBRE Global Infrastructure Portfolio since February 2020. He joined CBRE Clarion Securities in 2013. Prior to that, he was a portfolio manager and partner managing separate accounts with an MLP investment focus at Guzman Investment Strategies. Prior to Guzman, Mr. Howard co-founded and managed Curbstone Group, a Texas-based registered investment advisor firm that managed MLP portfolios on behalf of high net worth clients. He previously worked for Lehman Brothers analyzing and modeling public and private energy MLPs, first in the investment banking division and subsequently for an investment fund investing in MLPs. Mr. Howard has over 15 years of listed MLP and North American energy investment experience. He has an M.B.A. from Babson College and a B.S. from Boston University.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance.

As further described in the proxy statement that will be provided to shareholders (discussed below), the Portfolio will bear the direct transaction costs associated with the Portfolio’s transition. New York Life Investment Management LLC and CBRE Clarion Securities LLC would takes steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

Shareholder Proxy

At a meeting held on December 10-11, 2019, the Board of the Trust considered and approved submitting the following Proposals to shareholders of the Portfolio at a special meeting to be held on or about February 17, 2020 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC and CBRE Clarion Securities LLC with respect to the Portfolio; and

2.	To approve an amendment to the Portfolio’s fundamental investment restriction related to industry concentration.

On or about January 6, 2020, shareholders of record of the Portfolio as of the close of business on December 19, 2019 will be sent a proxy statement containing further information regarding the Proposals. The proxy statement will also include information about the Special Meeting, at which shareholders of the Portfolio will be asked to consider and approve the Proposals. In addition, the proxy statement will include information about voting on the Proposals and any other business that properly comes before the Special Meeting and options shareholders will have to either attend the Special Meeting in person or to their shares.

The Portfolio will bear the cost of direct expenses relating to the Special Meeting. This Supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP Cushing Renaissance Advantage Portfolio

(the “Portfolio”)

Supplement dated December 13, 2019 (“Supplement”) to the
Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented

Important Notice Regarding Changes to Name and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

At meetings held on December 10-11, 2019, the Board of Trustees of MainStay VP Funds Trust (the “Trust”) considered and approved certain changes to the Portfolio which are described in the supplement dated December 13, 2019 to the Portfolio’s Summary Prospectus and Prospectus and, in certain cases, subject to shareholder approval. This Supplement describes related changes to the SAI.

As a result, effective on or about February 28, 2020, the following changes will be made to the SAI if shareholders approve Proposals (as described in the supplement to the Portfolio’s Summary Prospectus and Prospectus dated December 13, 2019) prior to that date:

1.	The name of the Portfolio is changed to MainStay VP CBRE Global Infrastructure Portfolio.

2.	References to Cushing Asset Management, LP (“Cushing”) as Subadvisor to the Portfolio are replaced by CBRE Clarion Securities LLC (“CBRE Clarion”), as appropriate.

3.	The second paragraph of item number 7 under the section entitled “Fundamental Investment Restrictions” is deleted and replaced with the following:

MainStay VP CBRE Global Infrastructure Portfolio may not “concentrate" its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio's investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); provided, however, that the Portfolio will, in normal circumstances, invest more than 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their business activities in the infrastructure group of industries.

4.	The subadvisory fee for the Portfolio is reduced as follows:]

Current	New
0.55% on assets up to $500 million; and 0.525% on assets over $500 million	0.425% on all assets

5.	The “Proxy Voting Policies and Procedures” section is revised to delete Cushing’s proxy voting policies and procedures in its entirety and include the following:

MainStay VP CBRE Global Infrastructure Portfolio

The Manager has delegated proxy-voting authority to the Portfolio's Subadvisor, CBRE Clarion. A summary of CBRE Clarion proxy voting policies and procedures is provided below.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. CBRE Clarion has engaged ISS to provide services with respect to proxy voting, including the tracking of proxies received for clients, providing notice to CBRE Clarion concerning dates votes are due, the actual casting of ballots, and recordkeeping. CBRE Clarion provides ISS with its proxy voting guidelines; voting decisions remain within the discretion of CBRE Clarion. On a daily basis, CBRE Clarion: (1) provides ISS with a list of securities held in each account over which CBRE Clarion has voting authority; and (2) reviews an online system maintained by ISS in order to monitor for upcoming votes. When a pending vote is identified, the appropriate CBRE Clarion Analyst reviews the ballots, along with supplemental information about the vote provided by ISS and – if available – other research providers. The Analyst makes the voting decision. If the Analyst votes in contravention of the CBRE Clarion proxy voting guidelines, the rationale for the Analyst’s decision must be written, reviewed and approved by a Senior Portfolio Manager (or designee). The Chief Compliance Officer reviews the written rationale to ensure that the appropriate approval has been received.

Additionally, CBRE Clarion will identify any conflicts in voting proxies which may exist between the interests of CBRE Clarion and its clients. This examination will include a review of the relationship CBRE Clarion has with the companies comprising the firm’s investable universe to determine if the issuer is a client of CBRE Clarion or has some other relationship with the firm. If a material conflict exists CBRE Clarion will determine whether voting in accordance with its voting guidelines is in the best interests of its clients (or particular affected clients).

In general, the operation of the proxy voting process is coordinated by CBRE Clarion’s Securities Operations team. As noted above, ISS provides recordkeeping services, including retaining a copy of each proxy statement received and each vote cast. This information is available to CBRE Clarion upon request.

6.	The “Portfolio Managers” section is revised as follows:

(a)	the table beginning on page 109 is amended to delete Saket Kumar, Matthew A. Lemme and Jerry V. Swank, and to include the following:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Jeremy Anagnos[1]	MainStay VP CBRE Global Infrastructure Portfolio	1 RIC $247,167,748.71	5 Accounts $152,586,439.89	1 Account $11,724,827.30	0	0	0
T. Ritson Ferguson[1]	MainStay VP CBRE Global Infrastructure Portfolio	8 RICs $4,250,325,751.67	18 Accounts $1,498,587,623.74	29 Accounts $2,245,012,898.02	0	1 Account $90,268,785.58	3 Accounts $144,081,434.15
Daniel Foley[1]	MainStay VP CBRE Global Infrastructure Portfolio	1 RIC $247,167,748.71	3 Accounts $367,810,369.88	1 Account $11,724,827.30	0	0	0
Hinds Howard[1]	MainStay VP CBRE Global Infrastructure Portfolio	1 RIC $247,167,748.71	5 Accounts $152,586,439.89	1 Account $11,724,827.30	0	0	0

1. Information is as of October 31, 2019.

(b)	The first sentence in the “Portfolio Manager Compensation Structure” sub-section is deleted and replaced with the following:

New York Life Investments and the following Subadvisors (Candriam Belgium, CBRE Clarion, Epoch, Index IQ Advisors, MacKay Shields, NYL Investors and Winslow) have in place a compensation program for all eligible investment and non-investment employees that is consistent with its business strategy, objectives, values and long-term interests.

(c)	The “Potential Portfolio Manager Conflicts” sub-section is revised to delete Cushing’s Potential Portfolio Manager Conflicts disclosure and include the following:

CBRE Clarion

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other closed-end funds, mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Portfolios maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its client and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP PIMCO Real Return Portfolio

(the “Portfolio”)

Supplement dated December 13, 2019 (“Supplement”) to:

MainStay VP Funds Trust Prospectus and the Portfolio’s Summary Prospectuses,

each dated May 1, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Summary Prospectuses.

1.	Effective immediately, Mihir Worah will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Worah are hereby deleted.

2.	Also, effective immediately, Daniel He will join the portfolio management team for the Portfolio.

Except for these changes, the portfolio management team for the Portfolio will remain the same.

3.	The table in the sections entitled “Management” of the Prospectus and Summary Prospectuses with respect to the Portfolio is deleted and replaced with the following:

Pacific Investment Management Company LLC	Stephen A. Rodosky, Managing Director	Since January 2019
	Daniel He, Senior Vice President	Since December 2019

4.	In the section of the Prospectus entitled “The Fund and its Management,” the subsection entitled “Portfolio Manager Biographies” is amended to include the following:

Daniel He	Mr. He is a Senior Vice President and portfolio manager. He has managed the MainStay VP PIMCO Real Return Portfolio since December 2019. Mr. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. Mr. He has investment experience since 2005 and holds an MBA from the University of Chicago Booth School of Business. He also holds a master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY VP FUNDS TRUST

MainStay VP PIMCO Real Return Portfolio

(the “Portfolio”)

Supplement dated December 13, 2019 (“Supplement”) to:

MainStay VP Funds Trust Statement of Additional Information (“SAI”),

dated May 1, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

The following changes to the SAI are effective immediately.

1.	The table beginning on page 109 is amended to include the following information for Daniel He as of November 30, 2019:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Daniel He*	MainStay VP PIMCO Real Return Portfolio	0	0	2 Accounts $593,500,000	0	0	0

*The information presented for Daniel He is as of November 30, 2019.

2.	The table beginning on page 123 is amended to include the following:

PORTFOLIO MANAGER	PORTFOLIO	$ RANGE OF OWNERSHIP
Daniel He*	MainStay VP PIMCO Real Return Portfolio	0

*The information presented for Daniel He is as of November 30, 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.